Annual Report

Dividend Growth Fund

December 31, 1996

T. Rowe Price

Report Highlights

o The U.S. stock market rose impressively in 1996, achieving strong back-to-back annual gains.

o The Dividend Growth Fund returned 15.72% and 25.36% for the 6- and 12-month periods, respectively, outstripping both the S&P 500 and the Lipper Growth & Income Funds Average for both periods.

o The fund's best performers since June included REITs, several growth companies, and a number of holdings involved in mergers or takeovers.

o Positions were established in several companies that offered good value and should be able to grow their earnings and dividends, including Tupperware and McCormick.

o We would not be surprised by a market correction in 1997, but will adhere to our long-term perspective and take advantage of any buying opportunities.

Fellow Shareholders

U.S. stocks closed out 1996 with impressive returns. Powered by solid corporate earnings growth, moderate inflation, strong investor demand, and status quo election results, the unmanaged Standard & Poor's 500 Stock Index advanced 11.7% in the second half, bringing the year's total return to 23.0%. Even more notable was the Index's 1995 and 1996 combined gain of 69%, its fifth-best two-year performance this century.

Performance Comparison
_____________________________________________________________________________
Periods Ended 12/31/96    6 Months           12 Months

Dividend Growth Fund       15.72%              25.36%

S&P 500                    11.68               22.96

Lipper Growth & Income

Funds Average              10.57               20.78

The Dividend Growth Fund more than kept pace in 1996, rising 15.7% in the second half and 25.4% for the full year, outpacing both the Lipper Growth & Income Funds Average and the S&P 500.

Year-End Distributions

Your Board of Directors declared a fourth quarter dividend of $0.11 per share, a short-term capital gain of $0.06 per share, and a long-term capital gain of $0.27 per share. All were paid on December 30 to shareholders of record on December 26. You should already have received a check or statement reflecting these distributions as well as your Form 1099-DIV reporting them for tax purposes.

Long-Term Perspective

We launched the Dividend Growth Fund four years ago because we believed that buying stocks of companies with consistent earnings and dividend growth would lead to attractive total returns and rising dividends for our shareholders. So far, our results have been reasonably good. The fund's cumulative 101% four-year gain is ahead of both the Lipper Growth & Income Average (76%) and the S&P 500 (89%). Also important, fund dividends have grown each year. Investors who purchased shares at the $10 inception price and reinvested dividends and capital gains in additional shares have received rising dividends over the ensuing four years; their current dividend yield on their original investment had risen to 4.27% by year-end. We cannot guarantee that the fund's dividends will increase every year, but over the long term they should continue to rise as our portfolio companies grow and increase their dividend payments.

Chart 1 - Dividend Growth Fund Yield

Performance Review

Strong second-half performance resulted from sizable rebounds in steady growth companies, several takeovers, and a major rally in real estate investment trusts (REITs). Some of our best performers were long-time holdings AlliedSignal, GE, Hubbell, Pfizer, Norwest, and UNUM. Although operating in different businesses, these companies distinguished themselves by posting consistent and above-average earnings and dividend growth that was rewarded in the marketplace. They remain significant holdings, and we see more growth ahead.

Eight of the fund's holdings rose as a result of takeover or merger proposals. We view this as confirmation that we are finding companies whose value is not yet fully recognized in the public markets. AMTROL, Integra Financial, South West Property Trust, Conrail, Duracell International, DeBartolo Realty, and Petrolite all rose after takeover or merger proposals surfaced. Although none were top holdings, in aggregate they contributed significantly to overall performance.

The rebound in REIT shares was a welcome change after lagging for the better part of 18 months. We have written often about the solid cash flow and dividend growth many REITs have been experiencing, and their valuations finally became too cheap for investors to pass up. Many were top performers in the second half including Starwood Lodging, Security Capital Industrial Trust, Chelsea GCA, Storage USA (sold before year-end), and Storage Trust Realty. We see continued growth at most of our REITs, but since the valuations are no longer as compelling, we trimmed holdings in several that met our near-term price targets.

Chart 2 - Sector Diversification

Portfolio Changes

We work closely with other T. Rowe Price portfolio managers and research analysts to find new investment ideas. Several recent purchases resulted from this cooperative effort and look particularly interesting.

We bought a sizable position in Tupperware this summer after it was spun off from Premark International. Famous in the U.S. and Europe for its high-quality, resealable containers, the company is expanding rapidly in Latin America and the Far East where there is vast untapped growth potential. A new, highly motivated management team is implementing sound plans and using the company's significant free cash flow for dividend increases and share repurchases that benefit investors.

McCormick, "The Spice Company" as it is known to many people, has a well-earned reputation for quality and a long track record of profitable growth. Over the last five years, though, it has struggled to defend its market share against insurgent, price-cutting competitors. This battle hurt earnings for an extended period, and we bought the stock 30% below its 1992 highs. Now the battle appears to be ending, and we expect McCormick to begin a period of consistent growth.

Willis-Corroon is a U.K.-based international insurance brokerage company in the midst of a turnaround. Its stock price fell by two-thirds over the last five years as insurance prices around the world eroded and earnings declined. A new chief executive has cut costs and refocused the company on its most profitable lines of business. We think earnings will recover significantly and shareholders will benefit.

Summary and Outlook

Conditions in the equity market have been nearly ideal, and stocks have advanced without a 10% correction for a record-setting six years. In the U.S. we've had consistent but moderate growth in the economy with low inflation, stable interest rates, rising productivity, and an improving budget deficit in Washington. American corporations have dramatically improved their competitiveness and are doing well in overseas markets that have increasingly opened to our products. Perhaps most important, the world's major countries have been at peace, fostering increased confidence in financial markets.

History teaches us to expect bumps along the way, and we would not be surprised to see stocks correct at some point in 1997. Valuations of many stocks have risen to lofty levels, leaving little room for error. But history also teaches us to keep a long-term perspective and to take advantage of buying opportunities. Our plan, as it has been since the fund's inception, is to buy stocks in a diversified mix of individual companies with strong competitive positions and superior earnings and dividend growth potential. To reduce risk, we will buy on weakness and remain conscious of how much we get for what we pay. This approach has worked well over the last four years, and we think it will remain productive.

Thank you for your continuing support.

Respectfully submitted,

William J. Stromberg

President and Chairman of the Investment Advisory Committee

January 17, 1997

Sticking To Your Game Plan

Chart 3 - Time Reduces Volatility of Market Returns

In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss - a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.


In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value.1

Above all, remember that investing is a long-distance race, not a sprint.

1 Ned Davis Research.

T. Rowe Price Dividend Growth Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                        Percent of
                        Net Assets
                          12/31/96
______________________________________________

Mobil                          1.9%

Tomkins                        1.7

Hubbell                        1.6

ACE Limited                    1.6

Fannie Mae                     1.6
______________________________________________

British Petroleum              1.5

AlliedSignal                   1.5

SBC Communications             1.3

Alco Standard                  1.2

GE                             1.2
______________________________________________

PartnerRe Holdings             1.2

ALLTEL                         1.2

Mellon Bank                    1.2

Turner Broadcasting Systems    1.2

Reader's Digest                1.2
______________________________________________

Tupperware                     1.2

Mid Ocean Limited              1.1

Great Lakes Chemical           1.1

Repsol                         1.0

Cleveland Electric             1.0
______________________________________________

Kimberly-Clark                 1.0

Time Warner LYONS              1.0

Chelsea GCA                    1.0

Rentokil Group                 1.0

Vodafone                       1.0
______________________________________________


Total                         31.5%

T. Rowe Price Dividend Growth Fund

Portfolio Highlights

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended December 31, 1996

Ten Largest Purchases
_______________________________________

Time Warner LYONS *

Corporate Express Cv. Bond *

Genuine Parts *

Mid Ocean Limited *

DQE *

EXEL *

Mobil

Reader's Digest Class B

Gaylord Entertainment *

St. Paul Companies *

Ten Largest Sales
_______________________________________

W. R. Berkley **

Hubbell Class B

Bank United **

GTE **

Revco **

AMTROL **

Millipore **

Cincinnati Financial **

Telefonica del Peru ADR **

Patriot American Hospitality **

*Position added.

**Position eliminated.

T. Rowe Price Dividend Growth Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 4 - Dividend Growth Fund

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                            Since Inception
Periods Ended 12/31/96   1 Year 3 Years Inception      Date
___________________________________________________________
Dividend Growth Fund     25.36%  19.05%    19.14%  12/30/92

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Dividend Growth Fund

Financial Highlights

For a share outstanding throughout each period
                           Year                     12/30/92
                          Ended                           to
                       12/31/96  12/31/95  12/31/94 12/31/93
NET ASSET VALUE

Beginning of period      $13.81    $11.04    $11.48   $10.00

Investment activities

  Net investment income    0.35      0.36**    0.35*    0.29*0.29*
  Net realized and
  unrealized gain (loss)   3.08      3.08     (0.11)    1.63

  Total from
  investment activities    3.43      3.44      0.24     1.92

Distributions

  Net investment income   (0.36)    (0.36)    (0.34)   (0.29)

  Net realized gain       (0.51)    (0.31)    (0.34)   (0.15)

  Total distributions     (0.87)    (0.67)    (0.68)   (0.44)

NET ASSET VALUE
End of period            $16.37    $13.81    $11.04   $11.48
                   _________________________________________

Ratios/Supplemental Data

Total return             25.36%    31.75%**   2.16%** 19.41%*

Ratio of expenses to
average net assets        1.10%     1.10%**   1.00%*   1.00%*

Ratio of net investment
income to average
net assets                2.53%     2.92%**   3.11%*   2.60%*

Portfolio turnover rate   43.1%     56.1%     71.4%    51.2%

Average commission
rate paid               $0.0936         -         -         -

Net assets,
end of period
(in thousands)         $209,498   $84,500   $53,597  $40,862

* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/94.

** Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Dividend Growth Fund

December 31, 1996

Statement of Net Assets

T. Rowe Price Dividend Growth Fund

                               Shares/Par            Value
                                              In thousands

Common Stocks 80.0%

FINANCIAL 17.2%

Bank and Trust 4.2%

Firstar                            15,000        $     788

Marshall & Ilsley                  25,000              869

Mellon Bank                        35,000            2,485

National City                      28,000            1,256

Northern Trust                     34,000            1,235

Norwest                            47,000            2,044

                                                     8,677
Insurance 8.4%

ACE Limited                        56,000            3,367

EXEL                               50,000            1,894

Harleysville Group                 60,200            1,821

Mid Ocean Limited                  45,000            2,362

PartnerRe Holdings                 75,000            2,550

St. Paul Companies                 30,000            1,759

UNUM                               28,000            2,023

Willis-Corroon ADR                155,000            1,782

                                                    17,558

Financial Services 4.6%

American Express                   20,000            1,130

Fannie Mae                         90,000            3,353

H&R Block                          55,000            1,595

Household International             4,000              369

Sallie Mae                         18,000            1,676

Travelers Group                    35,000            1,588

                                                     9,711

Total Financial                                     35,946

UTILITIES 6.0%

Telephone Services 3.3%

ALLTEL                             81,000            2,542

BellSouth                          41,000            1,655

SBC Communications                 53,000            2,743

                                                     6,940

Electric Utilities 2.7%

DQE                               67,000$            1,943

Duke Power                         20,000              925

GPU                                40,000            1,345

NIPSCO                             35,000            1,387

                                                     5,600

Total Utilities                                     12,540

CONSUMER NONDURABLES 16.9%

Cosmetics 0.6%

International Flavors
& Fragrances                       29,000            1,305

                                                     1,305

Beverages 1.4%

Anheuser-Busch                     35,000            1,400

PepsiCo                            49,000            1,433

                                                     2,833

Food Processing 4.5%

General Mills                      25,000            1,585

Heinz                              27,000              965

McCormick                          85,000            2,003

Nabisco Holdings (Class A)         30,000            1,166

Quaker Oats                        24,300              927

Ralston Purina                     14,000            1,027

Sara Lee                           45,000            1,676


                                                     9,349

Hospital Supplies/Hospital

Management 0.9%

Abbott Laboratories                15,000              761

Arrow International                40,000            1,135

                                                     1,896

Pharmaceuticals 4.0%

American Home Products             23,000            1,348

Johnson & Johnson                  20,000              995

Merck                              11,000              872

Pfizer                             18,000            1,492

Schering-Plough                    15,000              971

SmithKline Beecham ADR             25,000            1,700

Warner-Lambert                     14,000            1,050

                                                     8,428

Miscellaneous Consumer Products 5.5%

Colgate-Palmolive                   5,000              461

Duracell International             20,000            1,398

Newell                             65,000            2,047

Philip Morris                      17,000            1,915

Procter & Gamble                   16,000            1,720

Richfood Holdings                  70,000            1,697

Sysco                              35,000            1,142

Unilever N.V. ADR                   7,000            1,227

                                                    11,607

Total Consumer Nondurables                          35,418

CONSUMER SERVICES 6.1%

Specialty Merchandisers 1.2%

Tupperware                         45,000            2,413

                                                     2,413

Entertainment and Leisure 2.3%
Carnival (Class A)                 50,000            1,650

Disney                             12,000              835

Reader's Digest (Class B)          67,000            2,429

                                                     4,914

Media and Communications 2.6%

Gannett                            22,000            1,647

Gaylord Entertainment              75,000            1,716

Vodafone ADR                       50,000            2,069

                                                     5,432

Total Consumer Services                             12,759


CONSUMER CYCLICALS 8.3%

Automobiles and Related 1.0%

Genuine Parts                      45,000            2,003

                                                     2,003

Building and Real Estate 6.1%

Arden Realty Group, REIT           50,000            1,388

Chelsea GCA, REIT                  60,000            2,077

Franchise Finance, REIT            42,000            1,160

Reckson Associates Realty,
REIT                               25,000            1,056

Security Capital Industrial
Trust, REIT                        54,166            1,158

SECURITY CAPITAL PACIFIC
TRUST, REIT                        65,000            1,487

Simon Property Group, REIT         20,000              620
South West Property Trust,

REIT                               85,000            1,434

Starwood Lodging, REIT             30,000            1,654

Storage Trust Realty, REIT         20,000              540

United Dominion Realty
Trust, REIT                        20,000              310

                                                    12,884

Miscellaneous Consumer Durables 1.2%

Corning                            30,000            1,387

Masco                              30,000            1,080

                                                     2,467

Total Consumer Cyclicals                            17,354

TECHNOLOGY 1.8%

Electronic Systems 0.3%

Hewlett-Packard                    12,000              603

                                                       603

Aerospace and Defense 1.5%

AlliedSignal                       46,000            3,082

                                                     3,082

Total Technology                                     3,685

CAPITAL EQUIPMENT 6.8%

Electrical Equipment 5.0%

Emerson Electric                   10,000              967

GE                                 26,000            2,571

Hubbell (Class A)                  45,000            1,710

Hubbell (Class B)                  40,000            1,730

Tomkins ADR                       190,000            3,515

                                                    10,493

Machinery 1.8%

Cooper Industries                  20,000              843

Danaher                            25,000            1,166

Teleflex                           35,000            1,824

                                                     3,833

Total Capital Equipment                             14,326

BUSINESS SERVICES AND
TRANSPORTATION 5.7%

Computer Service and Software 1.6%

Analysts International             25,000              694

Automatic Data Processing          28,000            1,201

Reynolds & Reynolds                55,000            1,430

                                                     3,325

Distribution Services 1.2%

Alco Standard                      50,000            2,581

                                                     2,581

Environmental 1.0%

Rentokil Group (GBP)              275,000            2,073

                                                     2,073

Miscellaneous Business Services 1.6%

Interpublic Group                  20,000              950

RPM                                55,000              935

Wallace Computer Services          42,000            1,449

                                                     3,334

Railroads 0.3%

Burlington Northern Santa Fe        8,000              691

                                      691

Total Business Services and
Transportation                                      12,004

ENERGY 5.4%

Integrated Petroleum - Domestic 1.5%

British Petroleum ADR              22,000            3,110

                                                     3,110

Integrated Petroleum - International 3.9%

Mobil                              33,000            4,035

Repsol ADR                         57,000            2,173

Royal Dutch Petroleum ADR          12,000            2,049

                                                     8,257

Total Energy                                        11,367

PROCESS INDUSTRIES 4.0%

Specialty Chemicals 2.3%

Great Lakes Chemical               49,000            2,291

Nalco Chemical                     20,000              722

Petrolite                          37,400            1,758

                                                     4,771

Paper and Paper Products 1.7%

Consolidated Papers                30,000            1,474

Kimberly-Clark                     22,000            2,095

                                                     3,569

Total Process Industries                             8,340

Miscellaneous Common Stocks 1.8%                     3,819

Total Common Stocks (Cost  $133,728)               167,558

Preferred Stocks 1.2%

California Federal Bank,
10.625%, Series B                   3,000              332

Cleveland Electric, $1.88
Adj., Series L                     21,900            1,785

Cleveland Electric, 8.80%,
Series R                              320              319

Total Preferred Stocks (Cost  $2,152)                2,436

Convertible Preferred Stocks 0.1%

Security Capital Industrial
Trust, REIT, 7.00%, Series B       10,000              275

Total Convertible Preferred Stocks (Cost  $226)275

Convertible Bonds 5.3%

ALZA, LYONS, Zero Coupon,
7/14/14                        $3,000,000            1,241

Corporate Express (144a),
4.50%, 7/1/00                   2,200,000            2,050

Liberty Property, 8.00%, 7/1/01 1,000,000            1,279

Time Warner, LYONS, Zero Coupon,
12/17/12                        5,500,000            2,093

Turner Broadcasting Systems
(144a), LYONS Zero Coupon,
2/13/07                         5,000,000            2,456

Miscellaneous Convertible Bonds                      1,957

Total Convertible Bonds (Cost $10,585)              11,076

Corporate Bonds 0.9%
American Standard, Sr. Sub.
Deb., 9.875%, 6/1/01              250,000              265

AMTROL (144a), Sr. Sub. Notes,
10.625%, 12/31/06                 500,000              513

Clark Materials (144a), Sr.
Notes, 10.75%, 11/15/06           250,000              260

El Paso Electric, 1st Mtg. Notes,
9.40%, 5/1/11                    $300,000              318

Lear Seating, Sub. Notes, 8.25%,
2/1/02                            120,000              121

Texas Bottling Group, Sr. Sub.
Notes, 9.00%, 11/15/03            500,000              506

Total Corporate Bonds
(Cost  $1,922)                                       1,983

U.S. Government Mortgage-Backed
Securities 0.1%

Government National Mortgage Assn.

  I, 10.00%, 4/15/18              100,567              110

  II, 10.50%, 12/20/20             81,329               89

Total U.S. Government
Mortgage-Backed Securities
(Cost $201)                                            199

U.S. Government Obligations 1.7%

U.S. Treasury Notes
  5.625%, 2/15/06                 500,000              473

  5.75%, 8/15/03                  400,000              388

  6.00%, 8/15/99                  700,000              700

  6.125%, 12/31/01                500,000              499

  6.25%, 10/31/01                 400,000              400

  6.375%, 5/15/99                 500,000              504

  6.50%, 5/31 - 8/31/01           500,000              506

Total U.S. Government Obligations
(Cost  $3,430)                                       3,470

Short-Term Investments 10.8%

Commercial Paper 10.3%

Asset Securitization Cooperative,
4(2), 5.30%, 2/6/97             3,000,000            2,984

Beta Finance, 4(2), 5.32%,
1/6/97                          3,000,000            2,998

Caisse D Amortissement, 5.40%,
2/20/97                         2,000,000            1,985

Investments in Commercial Paper
 through a joint account
  6.75 - 7.10%, 1/2/97          6,154,261            6,153

Kingdom of Sweden, 5.39%,
1/10/97                         2,000,000            1,997

Korea Development Bank, 5.33%,
2/27/97                         3,000,000            2,975

Merrill Lynch & Co., 5.34%,
1/13/97                         2,564,000            2,560

                                                    21,652

Medium-Term Notes 0.5%
Morgan Stanley Group, VR,
5.656%, 1/31/97                $1,000,000            1,000

                                                     1,000

Total Short-Term Investments
(Cost  $22,652)                                     22,652

Total Investments in Securities
100.1% of Net Assets (Cost $174,896)              $209,649

Other Assets Less Liabilities                         (151)

NET ASSETS                                        $209,498
                                                  ________

Net Assets Consist of:

Accumulated net realized gain/
loss - net of distributions                          3,203


Net unrealized gain (loss)                          34,753

Paid-in-capital applicable to
12,799,686 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                    171,542

NET ASSETS                                        $209,498
                                                  ________

NET ASSET VALUE PER SHARE                           $16.37
                                                  ________

REIT   Real Estate Investment Trust
VR     Variable rate
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
(144a) Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 2.5% of net assets.
GBP    British sterling

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Dividend Growth Fund

Statement of Operations

In thousands
                                               Year
                                              Ended
                                           12/31/96

Investment Income

Income

 Dividend                                    $3,186

 Interest                                     1,356

 Total income                                 4,542

Expenses

 Investment management                          754

 Shareholder servicing                          300

 Custody and accounting                         112

 Registration                                    72

 Prospectus and shareholder reports              18

 Legal and audit                                 14

 Directors                                        8

 Miscellaneous                                   15

 Reimbursed to Manager                           84

 Total expenses                               1,377

Net investment income                         3,165

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on
Securities                                    7,386

 Foreign currency transactions                   (1)

 Net realized gain (loss)                     7,385

Change in net unrealized gain or
loss on securities                           20,575

Net realized and unrealized gain (loss)      27,960

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                      $31,125
                                           ________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Dividend Growth Fund

Statement of Changes in Net Assets

In thousands

                                  Year
                                 Ended
                              12/31/96     12/31/95
Increase (Decrease) in Net Assets

Operations

 Net investment income          $3,165       $1,961

 Net realized gain (loss)        7,385        3,020

 Change in net unrealized
 gain or loss                   20,575       13,654

 Increase (decrease) in net
 assets from operations         31,125       18,635

Distributions to shareholders

 Net investment income          (3,338)      (1,982)

 Net realized gain              (5,269)      (1,923)

 Decrease in net assets from
 distributions                  (8,607)      (3,905)

Capital share transactions*

 Shares sold                   130,963       26,044

 Distributions reinvested        7,902        3,566

 Shares redeemed               (36,688)     (13,488)

 Increase (decrease) in
 net assets from capital
 share transactions            102,177       16,122

Net equalization                   303           51

Net Assets

Increase (decrease) during period124,998     30,903

Beginning of period             84,500       53,597


End of period                 $209,498      $84,500
                             ______________________

*Share information

 Shares sold                     8,636        2,076

 Distributions reinvested          504          270

 Shares redeemed                (2,460)      (1,081)

 Increase (decrease)
 in shares outstanding           6,680        1,265

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Dividend Growth Fund

December 31, 1996

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $137,989,000 and $47,969,000, respectively, for the year ended December 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

______________________________________________________________________

Undistributed net investment income      $(130,000)

Undistributed net realized gain           (163,000)

Paid-in-capital                             293,000

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $174,896,000, and net unrealized gain aggregated $34,753,000, of which $35,458,000 related to appreciated investments and $705,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $133,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1996, which would cause the fund's ratio of expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 1998, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.10%. Pursuant to a previous agreement, $174,000 of unaccrued 1993-1994 fees and expenses were repaid during the year ended December 31, 1996. Additionally, $5,000 of unaccrued management fees related to the current expense limitation are subject to reimbursement through December 31, 1998.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $282,000 for the year ended December 31, 1996, of which $29,000 was payable at period-end.

T. Rowe Price Dividend Growth Fund

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Dividend Growth Fund, Inc. (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds.

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Dividend Growth Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.RPRTDGF  12/31/96

Chart 1 - Dividend Growth Fund Yield - A line chart "Dividend Growth Fund Yield" showing the current yield from 12/31/93 to 12/31/96.

Chart 2 - Sector Diversification - Sector Diversification pie chart showing Consumer 26%, Financial 17%, Business Services and Transportation 8%, Capital Equipment 7%, Utilities 7%, REITs 7%, Other 17%, Reserves 11%.

Chart 3 - Time Reduces Volatility of Market Returns - An 8-bar chart showing best and worst annualized total returns of stocks for various rolling time periods between 1950 and 1996.

Chart 4 - Dividend Growth Fund - SEC Graph: a line chart showing the cumulative growth of $10,000 invested in the Dividend Growth Fund from inception compared with $10,000 invested in a broad-based index or average over the same period.